Household Consumer Loan Trust, Series 1997-2 Deposit Trust Calculations
Previous Due Period Ending	Oct 31, 2001
Current Due Period Ending	Nov 30, 2001
Prior Distribution Date	Nov 14, 2001
Distribution Date	Dec 14, 2001

Beginning Trust Principal Receivables	3,321,566,629.17
Average Principal Receivables	3,321,198,010.89
FC&A Collections (Includes Recoveries)	52,606,906.21
Principal Collections	79,635,192.96
Additional Balances	35,601,259.49
Net Principal Collections	44,033,933.47
Defaulted Amount	23,952,580.31
Miscellaneous Payments	0.00
Principal Recoveries	2,365,525.00

Beginning Participation Invested Amount	363,964,838.32
Beginning Participation Unpaid Principal Balance	363,964,838.31
Ending Participation Invested Amount	355,957,611.88
Ending Participation Unpaid Principal Balance	355,957,611.87

Accelerated Amortization Date	Oct 31, 2002
Is it the Accelerated Amortization Period? 0=No	0

OC Balance as % of Ending Participation Invested Amount (3 month average)	8.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%) 0=NO, 1=YES	0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation	363,964,838.32
Numerator for Fixed Allocation	372,152,186.42
Denominator - Max(Sum of Numerators, Principal Receivables)	3,321,198,010.89
Applicable Allocation Percentage	10.9588%
Investor FC&A Collections	5,765,107.67

Series Participation Interest Default Amount
Numerator for Floating Allocation	363,964,838.32
Denominator - Max(Sum of Numerators, Principal Receivables)	3,321,198,010.89
Floating Allocation Percentage	10.9588%
Series Participation Interest Default Amount	2,624,925.40

Principal Allocation Components
Numerator for Floating Allocation	363,964,838.32
Numerator for Fixed Allocation	372,152,186.42
Denominator - Max(Sum of Numerators, Principal Receivables)	3,321,198,010.89

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]	3.5000%
(b) Prime Rate minus 1.50%	3.5000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount	2.6025%
(d) Series Participation Interest Unpaid Principal Balance	363,964,838.31
(e) Actual days in the Interest Period	30
Series Participation Monthly Interest, [a*d*e]	1,061,564.11

Series Participation Interest Interest Shortfall	0.00
Previous Series Participation Interest Interest Shortfall	0.00

Additional Interest	0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]	8,007,226.44

(a) Investor Principal Collections, [Max(b,h) or e]	5,382,301.04
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]	4,825,609.14
(c) Floating Allocation Percentage	10.9588%
(d) Net Principal Collections	44,033,933.47
(e) after Accelerated Amort Date or Early Amort Period, [f*g]	8,923,409.89
(f) Fixed Allocation Percentage	11.2054%
(g) Collections of Principal	79,635,192.96

(h) Minimum Principal Amount, [Min(i,l)]	5,382,301.04
(i) Floating Allocation Percentage of Principal Collections	8,727,094.87
(j) 2.5% or 2.2% of the Series Participation Interest Invested Amount	8,007,226.44
(k) Series Participation Interest Net Default Payment Amount	2,624,925.40
(l) the excess of (j) over (k)	5,382,301.04

(m) Series Participation Interest Net Default Payment Amount	2,624,925.40

(n) Optional Repurchase Amount (principal only) at Sec. 9	0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]	5,765,107.67
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]	0.00
plus any unpaid Series Servicing Fee of other than HFC	0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]	1,061,564.11
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]	0.00
Additional Interest [Sec. 4.11(a)(ii)]	0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]	2,624,925.40
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]	0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]	606,608.06
Excess [Sec. 4.11(a)(vi)]	1,472,010.10

Series Participation Investor Charge Off [Sec. 4.12(a)]	0.00

Seller's Interest	1,403,616,052.80